                                                                       EXHIBIT 4


NUMBER                                                                   SHARES
  M


                            MARKET STREET FUND, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
                         AUTHORIZED SHARES 200,000,000

GROWTH PORTFOLIO      BOND PORTFOLIO       MONEY MARKET PORTFOLIO   MANAGED PORTFOLIO
Par Value $.01 Each   Par Value $.01 Each  Par Value $.01 Each      Par Value $.01 Each

THIS CERTIFIES THAT___________________________________________________is the
owner of___________________________________shares of the MANAGED PORTFOLIO of MARKET STREET FUND, INC., fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

     The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this_________________day of________________A.D. 19____


--------------------------                           --------------------------
     SECRETARY-TREASURER                                            PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common                           UNIF GIFT MIN ACT-      Custodian         under
TEN ENT-as tenants by the entireties                                      (Cust)          (Minor)
JT TEN -as joint tenants with right of survivorship                   Uniform Gifts to Minors Act
        and not as tenants in common                                                              (State)
          Additional abbreviations may also be used though not in the above list.

          For Value Received,___hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint__________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________ 19__
      In presence of

                                        ----------------------------------------
----------------------------------------

                    NOTICE THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
              FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

NUMBER                                                                   SHARES
MM


                            MARKET STREET FUND, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
                         AUTHORIZED SHARES 200,000,000

GROWTH PORTFOLIO      BOND PORTFOLIO       MONEY MARKET PORTFOLIO   MANAGED PORTFOLIO
Par Value $.01 Each   Par Value $.01 Each  Par Value $.01 Each      Par Value $.01 Each

THIS CERTIFIES THAT____________________________________________________is the
owner of____________________________________________shares of the MONEY MARKET
PORTFOLIO of MARKET STREET FUND, INC., fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

     The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this_________________day of________________A.D. 19____


--------------------------                           --------------------------
     SECRETARY-TREASURER                                            PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common                           UNIF GIFT MIN ACT-      Custodian         under
TEN ENT-as tenants by the entireties                                      (Cust)          (Minor)
JT TEN -as joint tenants with right of survivorship                   Uniform Gifts to Minors Act
        and not as tenants in common                                                              (State)
              Additional abbreviations may also be used though not in the above list.

          For Value Received,___hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint__________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________ 19__
      In presence of

                                        ----------------------------------------
----------------------------------------

                    NOTICE THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
              FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

NUMBER                                                                   SHARES
B


                            MARKET STREET FUND, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
                         AUTHORIZED SHARES 200,000,000

GROWTH PORTFOLIO      BOND PORTFOLIO       MONEY MARKET PORTFOLIO   MANAGED PORTFOLIO
Par Value $.01 Each   Par Value $.01 Each  Par Value $.01 Each      Par Value $.01 Each

THIS CERTIFIES THAT___________________________________________________is the
owner of ____________________________________________shares of the BOND
PORTFOLIO of MARKET STREET FUND, INC., fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

     The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this_________________day of________________A.D. 19____


--------------------------                           --------------------------
     SECRETARY-TREASURER                                            PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common                           UNIF GIFT MIN ACT-      Custodian         under
TEN ENT-as tenants by the entireties                                      (Cust)          (Minor)
JT TEN -as joint tenants with right of survivorship                   Uniform Gifts to Minors Act
        and not as tenants in common                                                              (State)
              Additional abbreviations may also be used though not in the above list.

          For Value Received,___hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint__________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________ 19__
      In presence of

                                        ----------------------------------------
----------------------------------------

                    NOTICE THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
              FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

NUMBER                                                                   SHARES
G

                            MARKET STREET FUND, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
                         AUTHORIZED SHARES 200,000,000

GROWTH PORTFOLIO      BOND PORTFOLIO       MONEY MARKET PORTFOLIO   MANAGED PORTFOLIO
Par Value $.01 Each   Par Value $.01 Each  Par Value $.01 Each      Par Value $.01 Each

THIS CERTIFIES THAT____________________________________________________is the
owner of_______________________________________________shares of the GROWTH
PORTFOLIO of MARKET STREET FUND, INC., fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

     The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this_________________day of________________A.D. 19____


--------------------------                           --------------------------
     SECRETARY-TREASURER                                            PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common                           UNIF GIFT MIN ACT-      Custodian         under
TEN ENT-as tenants by the entireties                                      (Cust)          (Minor)
JT TEN -as joint tenants with right of survivorship                   Uniform Gifts to Minors Act
        and not as tenants in common                                                              (State)
              Additional abbreviations may also be used though not in the above list.

          For Value Received,___hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint__________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________ 19__
      In presence of

                                        ----------------------------------------
----------------------------------------

                    NOTICE THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
              FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.